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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

October 1, 2001

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)


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               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873
                                     -------
                            (Commission File Number)


                               14400 Sweitzer Lane
                                Laurel, MD 20707
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

   The Audit Committee of the Digex Board of Directors recommended to the Board that Arthur Andersen LLP be engaged as the independent auditors of Digex. Arthur Andersen is the certifying accountant of WorldCom, Inc., our majority stockholder. Pursuant to resolutions of the Board of Directors, Ernst & Young LLP was dismissed as of October 1, 2001. On October 1, 2001, Arthur Andersen was engaged as the independent auditors to audit the consolidated financial statements of Digex for the year ending December 31, 2001.

   Ernst & Young LLP has audited our financial statements since 1999. The reports of Ernst & Young LLP on the Company's financial statements for the years ended December 31, 2000 and 1999 did not contain an adverse opinion, a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. To the knowledge of management, during the fiscal years ended December 31, 2000 and 1999, and in the subsequent period through the date of dismissal, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated October 1, 2001, is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits

       The following exhibit is filed herewith:


       Exhibit 16.1   Letter regarding a change in certifying accountant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October 3, 2001


                               DIGEX, INCORPORATED
                                  (Registrant)

                             /s/ T. SCOTT ZIMMERMAN
                             ----------------------
                               T. Scott Zimmerman
                          Vice President and Controller


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                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
-----------                              -----------
16.1                Letter regarding a change in certifying accountant


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